UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 24, 2015

Bacterin International Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34951	20-5313323
(Commission File Number)	(IRS Employer Identification No.)

600 Cruiser Lane Belgrade, Montana	59714
(Address of Principal Executive Offices)	(Zip Code)

(406) 388-0480

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders

We held our annual meeting of stockholders at 8:00 a.m. Mountain Time on June 24, 2015 at the Hilton Garden Inn, Denver Tech Center, 7675 E. Union Avenue, Denver, Colorado 80237 to vote on the following matters:

1.	Election of Class I Directors

Stockholders elected the following Class I directors to the Company’s Board of Directors to serve until the 2018 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified:

Nominee	For	Withheld
Class I Daniel Goldberger	2,069,272	26,034
Class I David Goodman	2,066,899	28,407

2.	Ratification of the Company’s Independent Auditors

Stockholders ratified the appointment of EKS&H LLLP as the independent auditors of the Company for the fiscal year ended December 31, 2015, in accordance with the voting results listed below:

For	Against	Abstain
4,963,868	21,988	12,022

3.	Second Amended and Restated Equity Incentive Plan

Stockholders approved the Second Amended and Restated Bacterin International Equity Incentive Plan (the “Plan”) to increase the number of shares of common stock authorized for issuance under the Plan from 900,000 shares to 1,400,000 shares, in accordance with the voting results listed below:

For	Against	Abstain
1,975,096	113,654	6,556

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2015	BACTERIN INTERNATIONAL HOLDINGS, INC.

By: /s/ Daniel Goldberger
Name: Daniel Goldberger
Title: Chief Executive Officer